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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2001


                             Commission file number:
                                    000-15760
                                    ---------

                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




NEW YORK                                                     16-0470200
--------                                                     ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


                       ONE HARDINGE DRIVE ELMIRA, NY 14902
                       -----------------------------------
               (Address of principal executive offices) (Zip code)

                                 (607) 734-2281
               (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS

          On August 16, 2001, Hardinge Inc. issued a press release announcing a further reduction in their North American workforce. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable
      (b)   Not applicable
      (c)   Exhibits

            99    Press Release issued by registrant on August 16, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HARDINGE INC.


AUGUST 20, 2001                    By: /S/ Richard L. Simons
-----------------                     ------------------------------------------
Date                               Richard L. Simons
                                   Executive Vice President and Chief Financial
                                   Officer (Principal Financial Officer)


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